UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             March 23, 2004
                   -----------------------------------
                            Date of Report
                   (Date of Earliest Event Reported)

                       RIDGEFIELD INDUSTRIES CORP.
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        (Exact Name of Registrant as Specified in its Charter)

                              DELAWARE
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             (State or Other Jurisdiction of Incorporation)

             000-49855                         04-3616486
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    (Commission File Number)           (IRS Employer Identification No.)

               80 Wall Street, Suite 818, New York, NY 10005
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          (Address of Principal Executive Offices, including ZIP Code)

                           (212) 809-1200
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           Registrant's Telephone Number, including Area Code

                           Not Applicable
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    (Former Name or Former Address, if Changed Since Last Report)




Item 1.  CHANGES IN CONTROL OF REGISTRANT

On March 23, 2004, Ridgefield Industries Corp (the "Company") entered into a Stock Subscription Agreement with Waywood Investment Limited ("Waywood"), Comp Property International Limited ("Comp Property"), and Mr. Qian Chao. Pursuant to the Agreement, the Company agreed to issue 80,000,000 shares of its common stock, constituting 80% of the capital stock of the Company, to Mr. Qian in exchange for his assignment of the 51% of his rights to and the interest in the Non-Linear Parallel Computer System (the "NLPCS") he currently owns or any and all future intellectual property rights derived therefrom (the "NLPCS Assets").

Under the Agreement, concurrent with the transfer of NLPCS Assets by Mr. Qian to the Company, Waywood and Comp Property agree to surrender 750,000 and 4,250,000 shares of the Company's common stock for cancellation in exchange for the Company's issuance of 3,000,000 and 17,000,000 shares of the Company's preferred stock, respectively.

Immediately prior to the execution of the Agreement, the Company has 5,000,000 shares of common stock issued and outstanding, of which 750,000 shares were owned by Waywood, and 4,250,000 shares were owned by Comp Property. Upon consummation of the transactions, the Company has 80,000,000 shares of common stock issued and outstanding; and 20,000,000 shares of preferred stock issued and outstanding.

Upon execution of the Agreement, Mr Qian is elected as Chairman of the Board of Directors and Chief Executive Officer of the Company.

The Stock Subscription Agreement has been approved by the boards of directors of Waywood, Comp Property, and the Company, respectively.

The following table sets forth certain information, upon the Closing of the transaction, as to the Company's capital stock beneficially owned by (i) each of our executive officer and director, (ii) all our directors and executive officers as a group, and (iii) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our capital stock. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

     Title          Name and Address           Number of Shares   Percentage
   of Class        of Beneficial Owner        Beneficially Owned  of the Class
----------------- --------------------------- ------------------ ------------
Common Stock      Qian Chao                         80,000,000       80.0%

Preferred Stock   Waywood Investment Ltd.            3,000,000        3.0%

Preferred Stock   Comp Property International Ltd.  17,000,000       17.0%

Common Stock      All Directors and Executive
                  Officers as a group (2 persons)                     83.0%
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Item 7.   EXHIBITS

(1) Financial Statements

      N/A

(2)  Exhibits



                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


RIDGEFIELD INDUSTRIES CORP.



By: /s/ Qian Chao
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Qian Chao, Chief Executive Officer

Date:  March 23, 2004